FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

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617-512-5922 (mobile)

lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND

ANNOUNCES FIRST YEAR PERFORMANCE

WAYLAND, MA (June 22, 2009) – The Davlin Philanthropic Fund, the first no-load mutual fund to allow investors to make charitable contributions from their management fees, ended its first  year of operations on June 10th by making substantial progress toward the goal of educating charities and investors about “sustainable giving.”  Most important, the Davlin Philanthropic Fund sent out its first donation checks to nine separate charities.

The Fund also reported that, in a year when market conditions were extremely unfavorable, the

Fund outperformed two major indices:  the Russell 2000 and the S&P 500.  William E.B. Davlin, President and Portfolio Manager, said:  “We finished our first year with a loss of 2.82 percent versus a loss of 27.25 percent for the Russell 2000 and a loss of  28.85 percent for the S&P 500 (for the same June 11, 2008 to June 10, 2009 period).  Nobody likes to lose money, but we take some comfort in that we did our job as value investors, preserving our investors' capital better than most.”

Even more than his solid investment performance during a difficult year, Davlin is encouraged by the reception he has received from the more than 50 charities he has visited.  “We have received an exceptionally positive response to our Fund.  Charities are excited to learn about a new fundraising tool that allows them to create a new, sustainable revenue stream from their existing supporters without asking for yet another donation,” he said. “Charities are starting to call us, wanting to include the Fund in their money-raising efforts.  They want to let their supporters know we are out there by including the fund information in their newsletters and publications and by adding Davlin Philanthropic Fund web-links to their web sites.”

Most exciting, he said, was presenting the Fund’s first donation checks.  The Alzheimer’s Association, the American Society for the Prevention of Cruelty to Animals (ASPCA), Angel Flight East, the Earthwatch Institute, Hands Together for Haiti, the Juvenile Diabetes Research Foundation, the Nature Conservancy, the Public Theatre/Shakespeare Festival (New York City) and WNRN (a public radio station in Charlottesville, Va.) all received Davlin Foundation distributions in April.

“These are great charities doing important work to improve our society and we are happy to see them benefiting from the power of sustainable giving,” said Davlin.

Describing Fund performance for the year, Davlin said that the stock market in 2008 and early 2009 contained a number of investment “value traps” -  companies trading at what appeared to be huge discounts, but with a lot more bad news yet to be priced into the stocks.

“The challenge over the past year was to distinguish opportunities from ‘value traps’.  With a couple of exceptions - AIG and Legg Mason – we managed to avoid most of these value traps, and find some solid winners in the process.  Companies like Hanson Natural Corp., Freeport McMoran Copper and Gold preferred, CBS Corp. senior notes and Marathon Oil are strong companies that were ravaged in the overall mayhem.”  Davlin credits his experience as a public company CFO in understanding how to look at corporate financial records to understand the potential investment opportunity.

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their management fees while maintaining control and ownership of their investment.  The Davlin Fund charges a 1.50 percent universal fee, and donates one-third (or 0.50 percent) of the fee and 100 percent of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month-end call toll-free 1-877-Davlin-8 (1-877-328-5468) or visit www.DavlinFunds.org.

As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.

NOTE TO EDITORS:  Copies of the annual report are available upon request.  In addition, we would be happy to schedule an interview with Bill Davlin to discuss the Davlin Philanthropic Fund, “sustainable giving,” value investing, and issues related to philanthropy and investing.